Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data

March 31, 2007

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Table of Contents

Section

Portfolio Data:

Geographic Diversification	4
Property Summary - Occupancy at End of Each Period Shown (1)	5
Portfolio Occupancy at the End of Each Period (1)	6
Major Tenants (1)	7
Lease Expirations as of March 31, 2007	8
Leasing Activity (1)	9

Financial Data:

Consolidated Balance Sheets	10
Consolidated Statements of Operations	11
FFO and FAD Analysis	12
Unconsolidated Joint Venture Information	13
Debt Outstanding Summary	17
Senior Unsecured Notes Financial Covenants	17
Future Scheduled Principal Payments	18

Investor Information	19

Geographic Diversification

As of March 31, 2007
State	# of Centers	GLA	% of GLA
South Carolina	3	1,171,771	14%
Georgia	3	826,643	10%
New York	1	729,315	9%
Texas	2	620,000	8%
Alabama	2	619,918	7%
Delaware	1	568,926	7%
Michigan	2	436,751	5%
Tennessee	1	419,038	5%
Utah	1	300,602	4%
Connecticut	1	291,051	4%
Missouri	1	277,883	3%
Iowa	1	277,230	3%
Oregon	1	270,280	3%
Illinois	1	256,514	3%
Pennsylvania	1	255,152	3%
Louisiana	1	243,499	3%
New Hampshire	1	227,849	3%
Florida	1	198,950	2%
North Carolina	2	186,458	2%
California	1	109,600	1%
Maine	2	84,313	1%
Total (1)	30	8,371,743	100%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and two centers totaling 229,174 square feet for which we only have management responsibilities.

Property Summary - Occupancy at End of Each Period Shown (1)

Location	Total GLA 3/31/07	% Occupied 3/31/07	% Occupied 12/31/06	% Occupied 9/30/06	% Occupied 6/30/06	% Occupied 3/31/06
Riverhead, NY	729,315	97%	100%	98%	99%	98%
Rehoboth, DE	568,926	98%	99%	100%	99%	98%
Foley, AL	540,343	96%	98%	96%	96%	94%
San Marcos, TX	442,510	98%	99%	98%	99%	97%
Myrtle Beach, SC	426,417	94%	95%	94%	94%	91%
Sevierville, TN	419,038	98%	100%	100%	100%	100%
Hilton Head, SC	393,094	85%	88%	88%	84%	81%
Charleston, SC	352,260	90%	89%	81%	n/a	n/a
Commerce II, GA	347,025	94%	99%	96%	99%	98%
Howell, MI	324,631	99%	100%	99%	100%	95%
Park City, UT	300,602	99%	100%	99%	100%	100%
Locust Grove, GA	293,868	94%	99%	93%	94%	95%
Westbrook, CT	291,051	93%	99%	96%	92%	90%
Branson, MO	277,883	98%	100%	99%	100%	99%
Williamsburg, IA	277,230	95%	99%	98%	97%	99%
Lincoln City, OR	270,280	99%	97%	96%	98%	99%
Tuscola, IL	256,514	69%	77%	70%	70%	70%
Lancaster, PA	255,152	99%	100%	100%	100%	99%
Gonzales, LA	243,499	98%	100%	100%	100%	100%
Tilton, NH	227,849	96%	100%	94%	99%	97%
Fort Myers, FL	198,950	97%	100%	100%	94%	91%
Commerce I, GA	185,750	90%	90%	87%	93%	87%
Terrell, TX	177,490	98%	99%	91%	99%	99%
West Branch, MI	112,120	87%	96%	100%	98%	98%
Barstow, CA	109,600	100%	100%	100%	95%	95%
Blowing Rock, NC	104,280	97%	100%	100%	100%	100%
Nags Head, NC	82,178	100%	100%	100%	100%	97%
Boaz, AL	79,575	92%	98%	98%	92%	92%
Kittery I, ME	59,694	100%	100%	100%	100%	100%
Kittery II, ME	24,619	94%	94%	94%	100%	100%
Total	8,371,743	95% (2)	98% (2)	96% (2)	96%	95%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and two centers totaling 229,174 square feet for which we only have management responsibilities.

(2)	Excludes the occupancy rate at our Charleston, South Carolina center which opened during the third quarter of 2006 and has not yet stabilized.

Portfolio Occupancy at the End of Each Period (1)

03/07 (2)    12/06 (2)    09/06 (2)    06/06    03/06    12/05    09/05    06/05     03/05
 95%       98%       96%    96%      95%      97%      96%     97%   95%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and two centers totaling 229,174 square feet for which we only have management responsibilities.

(2)	Excludes the occupancy rate at our Charleston, South Carolina center which opened during the third quarter of 2006 and has not yet stabilized.

Major Tenants (1)

Ten Largest Tenants As of March 31, 2007
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	60	595,187	7.1%
Phillips-Van Heusen	94	448,564	5.4%
Liz Claiborne	40	310,478	3.7%
Adidas	34	274,371	3.3%
VF Factory Outlet	29	266,819	3.2%
Dress Barn, Inc.	34	230,998	2.8%
Carter’s	43	213,191	2.5%
Nike	16	210,098	2.5%
Jones Retail Corporation	68	190,478	2.3%
Polo Ralph Lauren	23	188,628	2.2%
Total of All Listed Above	441	2,928,812	35.0%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and two centers totaling 229,174 square feet for which we only have management responsibilities.

Lease Expirations as of March 31, 2007

Percentage of Total Gross Leasable Area (1)

  2007     2008        2009     2010     2011     2012    2013     2014      2015    2016    2017+
10.00%    17.00%    19.00%    17.00%    19.00%    9.00%     2.00%       1.00%    2.00%    2.00%    2.00%

Percentage of Total Annualized Base Rent (1)

  2007     2008        2009     2010     2011     2012    2013     2014      2015    2016    2017+
 8.00%     16.00%    17.00%    21.00%   19.00%    9.00%       2.00%      2.00%    2.00%     2.00%   2.00%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and two centers totaling 229,174 square feet for which we only have management responsibilities.

Leasing Activity (1)
	03/31/07	06/30/07	09/30/07	12/31/07	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	89				89	60
Gross leasable area	321,288				321,288	220,484
New initial base rent per square foot	$21.54				$21.54	$17.98
Prior expiring base rent per square foot	$16.57				$16.57	$15.48
Percent increase	30.0%				30.0%	16.1%

New straight line base rent per square foot	$22.51				$22.51	$18.61
Prior straight line base rent per square foot	$16.39				$16.39	$15.35
Percent increase	37.4%				37.4%	21.2%

Renewed Space:
Number of leases	156				156	220
Gross leasable area	733,856				733,856	942,601
New initial base rent per square foot	$18.32				$18.32	$17.71
Prior expiring base rent per square foot	$16.73				$16.73	$16.37
Percent increase	9.5%				9.5%	8.2%

New straight line base rent per square foot	$18.71				$18.71	$17.91
Prior straight line base rent per square foot	$16.52				$16.52	$16.03
Percent increase	13.3%				13.3%	11.7%

Total Re-tenanted and Renewed Space:
Number of leases	245				245	280
Gross leasable area	1,055,144				1,055,144	1,163,085
New initial base rent per square foot	$19.30				$19.30	$17.76
Prior expiring base rent per square foot	$16.68				$16.68	$16.20
Percent increase	15.7%				15.7%	9.6%

New straight line base rent per square foot	$19.86				$19.86	$18.05
Prior straight line base rent per square foot	$16.48				$16.48	$15.90
Percent increase	20.6%				20.6%	13.5%

(1)
Excludes one 401,992 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements and two centers totaling 229,174 square feet for which we only have management responsibilities.

Consolidated Balance Sheets (dollars in thousands)

	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06
Assets
Rental property
Land	$130,137	$130,137	$130,250	$119,876	$119,969
Buildings	1,071,691	1,068,070	1,059,725	1,017,245	1,005,300
Construction in progress	23,944	18,640	--	51,260	32,459
Total rental property	1,225,772	1,216,847	1,189,975	1,188,381	1,157,728
Accumulated depreciation	(287,720)	(275,372)	(266,054)	(266,958)	(257,256)
Total rental property - net	938,052	941,475	923,921	921,423	900,472
Cash & cash equivalents	3,273	8,453	20,197	1,785	2,153
Assets held for sale	--	--	--	--	--
Investments in unconsolidated joint ventures	14,052	14,451	14,581	15,130	14,960
Deferred charges - net	52,312	55,089	57,915	56,867	59,497
Other assets	21,149	21,409	26,819	27,008	38,148
Total assets	$1,028,838	$1,040,877	$1,043,433	$1,022,213	$1,015,230
Liabilities, minority interest & shareholders’ equity
Liabilities
Debt
Senior, unsecured notes, net of discount	$498,685	$498,668	$498,650	$349,132	$349,115
Mortgages payable, including premium	178,363	179,911	181,420	198,177	199,662
Unsecured note	--	--	--	53,500	53,500
Unsecured lines of credit	--	--	--	49,800	47,100
Total debt	677,048	678,579	680,070	650,609	649,377
Construction trade payables	22,226	23,504	21,049	22,372	14,247
Accounts payable & accruals	25,680	25,094	27,254	22,095	21,434
Total liabilities	724,994	727,177	728,373	695,076	685,058
Minority interest in operating partnership	37,193	39,024	39,270	53,541	54,124
Shareholders’ equity
Preferred shares	75,000	75,000	75,000	75,000	75,000
Common shares	313	310	310	310	309
Paid in capital	347,933	346,361	345,411	332,103	330,545
Distributions in excess of net income	(158,902)	(150,223)	(147,030)	(142,497)	(136,853)
Accum. other compreh. income	2,307	3,228	2,099	8,680	7,047
Total shareholders’ equity	266,651	274,676	275,790	273,596	276,048
Total liabilities, minority interest & shareholders’ equity	$1,028,838	$1,040,877	$1,043,433	$1,022,213	$1,015,230

Consolidated Statements of Operations (dollars and shares in thousands)

	Three Months Ended					YTD
	03/07	12/06	09/06	06/06	03/06	03/07	03/06
Revenues
Base rentals	$35,227	$36,449	$35,403	$33,879	$32,965	$35,227	$32,965
Percentage rentals	1,468	2,896	1,736	1,398	1,158	1,468	1,158
Expense reimbursements	15,045	17,165	14,890	13,747	12,720	15,045	12,720
Other income	1,501	2,039	2,407	1,504	1,355	1,501	1,355
Total revenues	53,241	58,549	54,436	50,528	48,198	53,241	48,198
Expenses
Property operating	17,005	19,285	17,139	15,995	14,765	17,005	14,765
General & administrative	4,277	4,402	4,147	4,077	4,081	4,277	4,081
Depreciation & amortization	18,487	14,082	13,578	13,593	15,950	18,487	15,950
Abandoned acquisition due diligence costs	--	944	574	--	--	--	--
Total expenses	39,769	38,713	35,438	33,665	34,796	39,769	34,796
Operating income	13,472	19,836	18,998	16,863	13,402	13,472	13,402
Interest expense (1)	10,056	9,919	10,932	9,890	10,034	10,056	10,034
Income before equity in earnings of unconsolidated joint ventures and minority interest	3,416	9,917	8,066	6,973	3,368	3,416	3,368
Equity in earnings of unconsolidated joint ventures	235	297	539	285	147	235	147
Minority interest in operating partnership	(370)	(1,455)	(1,191)	(969)	(381)	(370)	(381)
Income from continuing operations	3,281	8,759	7,414	6,289	3,134	3,281	3,134
Discontinued operations (2)	--	--	--	--	11,713	--	11,713
Net income	3,281	8,759	7,414	6,289	14,847	3,281	14,847
Less applicable preferred share dividends	(1,406)	(1,406)	(1,406)	(1,406)	(1,215)	(1,406)	(1,215)
Net income available to common shareholders	$1,875	$7,353	$6,008	$4,883	$13,632	$1,875	$13,632
Basic earnings per common share:
Income from continuing operations	$.06	$.24	$.20	$.16	$.06	$.06	$.06
Net income	$.06	$.24	$.20	$.16	$.45	$.06	$.45
Diluted earnings per common share:
Income from continuing operations	$.06	$.23	$.19	$.16	$.06	$.06	$.06
Net income	$.06	$.23	$.19	$.16	$.44	$.06	$.44
Weighted average common shares:
Basic	30,743	30,651	30,619	30,593	30,531	30,743	30,531
Diluted	31,550	31,380	30,983	30,915	30,861	31,550	30,861

(1)	Three months ended September 30, 2006 includes a prepayment premium and deferred loan cost write off of $917,000.
(2)
In accordance with SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”, the results of operations for properties sold for which we have no significant continuing involvement, including any gain or loss on such sales, and properties classified as assets held for sale, have been reported above as discontinued operations for both the current and prior periods presented.

FFO and FAD Analysis (dollars and shares in thousands)
	Three Months Ended					YTD
	03/07	12/06	09/06	06/06	03/06	03/07	03/06
Funds from operations:
Net income	$3,281	$8,759	$7,414	$6,289	$14,847	$3,281	$14,847
Adjusted for -
Minority interest in operating Partnership	370	1,455	1,191	969	381	370	381
Minority interest, depreciation and amortization in discontinued operations	--	--	--	--	2,444	--	2,444
Depreciation and amortization uniquely significant to real estate -wholly owned	18,412	14,015	13,512	13,526	15,885	18,412	15,885
Depreciation and amortization uniquely significant to real estate -joint ventures	654	623	444	379	379	654	379
(Gain) on sale of real estate	--	--	--	--	(13,833)	--	(13,833)
Preferred share dividend	(1,406)	(1,406)	(1,406)	(1,406)	(1,215)	(1,406)	(1,215)
Funds from operations	$21,311	$23,446	$21,155	$19,757	$18,888	$21,311	$18,888

Funds from operations per share	$.57	$.63	$.57	$.53	$.51	$.57	$.51
Funds available for distribution:
Funds from operations	$21,311	$23,446	$21,155	$19,757	$18,888	$21,311	$18,888
Adjusted For -
Corporate depreciation excluded above	75	67	67	66	65	75	65
Amortization of finance costs	418	413	386	298	298	418	298
Early extinguishment of debt	--	--	917	--	--	--	--
Amortization of share compensation	832	651	880	661	481	832	481
Straight line rent adjustment	(714)	(521)	(633)	(601)	(464)	(714)	(464)
Market rent adjustment	(364)	(332)	(326)	(348)	(458)	(364)	(458)
Market rate interest adjustment	(585)	(592)	(589)	(581)	(568)	(585)	(568)
2nd generation tenant allowances	(6,047)	(3,351)	(2,527)	(2,017)	(1,650)	(6,047)	(1,650)
Capital improvements	(1,880)	(3,041)	(2,911)	(2,913)	(2,424)	(1,880)	(2,424)
Funds available for distribution	$13,046	$16,740	$16,419	$14,322	$14,168	$13,046	$14,168
Funds available for distribution per share	$.35	$.45	$.44	$.39	$.38	$.35	$.38
Dividends paid per share	$.34	$.34	$.34	$.34	$.3225	$.34	$.3225

FFO payout ratio	60%	54%	60%	64%	63%	60%	63%
FAD payout ratio	97%	76%	77%	87%	85%	97%	85%
Diluted weighted average common shs.	37,616	37,447	37,050	36,982	36,928	37,616	36,928

Unconsolidated Joint Venture Information - All
Summary Balance Sheets (dollars in thousands)
	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06	Tanger’s Share as of 3/31/07 (1)
Assets
Investment properties at cost - net	$74,017	$74,253	$74,913	$37,474	$64,463	$37,009
Construction in progress	44,049	38,449	29,776	65,298	26,562	14,683
Cash and cash equivalents	3,260	6,539	14,173	2,926	5,284	1,382
Deferred charges - net	2,294	2,824	2,122	1,805	1,729	1,097
Other assets	16,663	15,239	21,141	13,220	10,647	7,252
Total assets	$140,283	$137,304	$142,125	$120,723	$108,685	$61,423

Liabilities & Owners’ Equity
Mortgage payable	$103,444	$100,138	$99,561	$77,380	$69,323	$45,264
Construction trade payables	1,283	2,734	6,162	9,665	6,646	642
Accounts payable & other liabilities	4,696	2,767	2,904	858	1,035	2,316
Total liabilities	109,423	105,639	108,627	87,903	77,004	48,222
Owners’ equity	30,860	31,665	33,498	32,820	31,681	13,201
Total liabilities & owners’ equity	$140,283	$137,304	$142,125	$120,723	$108,685	$61,423

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	03/07	12/06	09/06	06/06	03/06	03/07	03/06
Revenues	$4,636	$4,434	$4,441	$3,171	$2,657	$4,636	$2,657
Expenses
Property operating	1,764	1,457	1,726	1,202	1,030	1,764	1,030
General & administrative	42	82	58	66	7	42	7
Depreciation & amortization	1,357	1,283	924	788	786	1,357	786
Total expenses	3,163	2,822	2,708	2,056	1,823	3,163	1,823
Operating income	1,473	1,612	1,733	1,115	834	1,473	834
Interest expense	1,056	1,060	700	578	569	1,056	569
Net income	$417	$552	$1,033	$537	$265	$417	$265
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$1,417	$1,457	$1,334	$952	$810	$1,417	$810
Net income	$235	$297	$539	$285	$147	$235	$147
Depreciation (real estate related)	$655	$623	$444	$379	$379	$655	$379

Unconsolidated Joint Venture Information - TWMB Associates, LLC (Myrtle Beach, SC)
Summary Balance Sheets (dollars in thousands)
	3/31/07	12/31/06	09/30/06	06/30/06	03/31/06	Tanger’s Share as of 3/31/07
Assets
Investment properties at cost - net	$36,681	$36,476	$36,842	$37,474	$38,137	$18,341
Cash and cash equivalents	1,769	1,941	2,067	1,761	2,093	885
Deferred charges - net	1,034	1,043	1,095	1,119	1,159	517
Other assets	2,151	1,888	1,928	3,020	2,473	1,075
Total assets	$41,635	$41,348	$41,932	$43,374	$43,862	$20,818

Liabilities & Owners’ Equity
Mortgage payable	$35,800	$35,800	$35,800	$35,800	$35,800	$17,900
Construction trade payables	1,031	321	155	174	174	516
Accounts payable & other liabilities	580	119	256	541	491	290
Total liabilities	37,411	36,240	36,211	36,515	36,465	18,706
Owners’ equity	4,224	5,108	5,721	6,859	7,397	2,112
Total liabilities & owners’ equity	$41,635	$41,348	$41,932	$43,374	$43,862	$20,818

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	03/07	12/06	09/06	06/06	03/06	03/07	03/06
Revenues	$2,767	$2,842	$3,016	$2,976	$2,657	$2,767	$2,657
Expenses
Property operating	1,069	1,050	1,068	1,035	1,030	1,069	1,030
General & administrative	6	5	2	20	7	6	7
Depreciation & amortization	807	807	797	788	786	807	786
Total expenses	1,882	1,862	1,867	1,843	1,823	1,882	1,823
Operating income	885	980	1,149	1,133	834	885	834
Interest expense	551	564	573	578	569	551	569
Net income	$334	$416	$576	$555	$265	$334	$265
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$846	$893	$973	$961	$810	$846	$810
Net income	$181	$216	$303	$292	$147	$181	$147
Depreciation (real estate related)	$390	$395	$384	$379	$379	$390	$379

Unconsolidated Joint Venture Information - Tanger Wisconsin Dells, LLC
Summary Balance Sheets (dollars in thousands)
03/31/07		12/31/06	09/30/06	06/30/06	03/31/06	Tanger’s Share as of 03/31/07
Assets
Investment properties at cost - net	$37,336	$37,777	$38,071	$--	$--	$18,668
Construction in progress	--	--	--	37,582	26,562	--
Cash and cash equivalents	2	681	668	220	18	1
Deferred charges - net	959	1,011	1,026	685	569	480
Other assets	8,034	7,463	7,834	148	18	4,017
Total assets	$46,331	$46,932	$47,599	$38,635	$27,167	$23,166

Liabilities & Owners’ Equity
Mortgage payable	$28,894	$28,894	$26,154	$16,508	$8,194	$14,447
Construction trade payables	252	2,413	6,007	9,491	6,472	126
Accounts payable & other liabilities	3,922	2,454	2,454	147	1	1,961
Total liabilities	33,068	33,761	34,615	26,146	14,667	16,534
Owners’ equity	13,263	13,171	12,984	12,489	12,500	6,632
Total liabilities & owners’ equity	$46,331	$46,932	$47,599	$38,635	$27,167	$23,166

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	03/07	12/06	09/06	06/06	03/06	03/07	03/06
Revenues	$1,856	$1,573	$1,409	$162	$--	$1,856	$--
Expenses
Property operating	695	407	658	167	--	695	--
General & administrative	10	7	6	6	--	10	--
Depreciation & amortization	550	476	127	--	--	550	--
Total expenses	1,255	890	791	173	--	1,255	--
Operating income	601	683	618	(11)	--	601	--
Interest expense	505	496	127	--	--	505	--
Net income (loss)	$96	$187	$491	$(11)	$--	$96	$--
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$576	$580	$372	$(5)	$--	$576	$--
Net income (loss)	$58	$105	$248	$(5)	$--	$58	$--
Depreciation (real estate related)	$265	$228	$60	$--	$--	$265	$--

Unconsolidated Joint Venture Information - Deer Park Enterprise, LLC
Summary Balance Sheets (dollars in thousands)
	03/31/07	12/31/06	09/30/06	06/30/06	03/31/06	Tanger’s Share as of 03/31/07
Assets
Investment in properties at cost - net	$ --	$ --	$ --	$ --	$26,326	$ --
Construction in progress	44,049	38,449	29,776	27,716	--	14,683
Cash and cash equivalents	1,489	3,917	11,438	945	3,173	496
Deferred charges - net	301	770	1	1	1	100
Other assets	6,478	5,888	11,379	10,052	8,156	2,160
Total assets	$52,317	$49,024	$52,594	$38,714	$37,656	$17,439

Liabilities & Owners’ Equity
Mortgage payable	$38,750	$35,444	$37,607	$25,072	$25,329	$ 12,917
Accounts payable & other liabilities	194	194	194	170	543	64
Total liabilities	38,944	35,638	37,801	25,242	25,872	12,981
Owners’ equity	13,373	13,386	14,793	13,472	11,784	4,458
Total liabilities & owners’ equity	$52,317	$49,024	$52,594	$38,714	$37,656	$17,439

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	03/07	12/06	09/06	06/06	03/06	03/07	03/06
Revenues	$13	$19	$16	$33	$--	$13	$--
Expenses
Property operating	--	--	--	--	--	--	--
General & administrative	26	70	50	40	--	26	--
Depreciation & amortization	--	--	--	--	--	--	--
Total expenses	26	70	50	40	--	26	--
Operating income	(13)	(51)	(34)	(7)	--	(13)	--
Interest expense	--	--	--	--	--	--	--
Net loss	$(13)	$(51)	$(34)	$(7)	$--	$(13)	$--
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$(4)	$(17)	$(12)	$(2)	$--	$(4)	$--
Net loss	$(4)	$(17)	$(12)	$(2)	$--	$(4)	$--
Depreciation (real estate related)	$--	$--	$--	$--	$--	$--	$--

Debt Outstanding Summary (dollars in thousands)

As of March 31, 2007
	Principal Balance	Interest Rate	Maturity Date
Mortgage debt
COROC Holdings, LLC, including centers located in Rehoboth Beach, DE; Foley, AL; Myrtle Beach (Hwy 501), SC; Hilton Head, SC; Park City, UT; Westbrook, CT; Lincoln City, OR; Tuscola, IL; Tilton, NH	$175,506	6.590%	07/10/08
Net debt premium, COROC Holdings, LLC (1)	2,857
Total mortgage debt	178,363

Unsecured debt
Unsecured credit facilities	---	Libor + 0.85%	06/30/09
2008 Senior unsecured notes	100,000	9.125%	02/15/08
2015 Senior unsecured notes	250,000	6.15%	11/15/15
2026 Senior unsecured exchangeable notes	149,500	3.75%	8/15/26
Net discount, senior unsecured notes	(815)
Total unsecured debt	498,685
Total debt	$677,048
Senior Unsecured Notes Financial Covenants (2)

As of March 31, 2007
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	60%	50%	Yes
Total Secured Debt to Adjusted Total Assets	40%	13%	Yes
Total Unencumbered Assets to Unsecured Debt	135%	149%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	2.00	3.17	Yes

(1)	Represents a net premium on mortgage debt related to the Charter Oak acquisition.
(2)
For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

Future Scheduled Principal Payments (dollars in thousands)

As of March 31, 2007
Year	Scheduled Amortization Payments	Balloon Payments	Total Scheduled Payments
2007	$2,827	$ --	$ 2,827
2008	2,328	270,351	272,679
2009	--	--	--
2010	--	--	--
2011	--	--	--
2012	--	--	--
2013	--	--	--
2014	--	--	--
2015	--	250,000	250,000
2016 & thereafter	--	149,500 (1)	149,500
	$5,155	$669,851	$675,006
Net Premium on Debt			2,042
			$677,048

(1) Of this amount, $149.5 million represents our exchangeable, senior unsecured notes issued in August 2006. On and after August 18, 2011, holders may exchange their notes for cash in an amount equal to the lesser of the exchange value and the aggregate principal amount of the notes to be exchanged, and, at our option, Company common shares, cash or a combination thereof for any excess. Note holders may exchange their notes prior to August 18, 2011 only upon the occurrence of specified events. In addition, on August 18, 2011, August 15, 2016 or August 15, 2021, note holders may require us to repurchase the notes for an amount equal to the principal amount of the notes plus any accrued and unpaid interest thereon.

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone: (336) 292-3010 ext 6825
Fax: (336) 297-0931
e-mail: tangermail@tangeroutlet.com
Mail: Tanger Factory Outlet Centers, Inc.
3200 Northline Avenue
Suite 360
Greensboro, NC 27408